First PacTrust Bancorp, Inc. October 2010 Exhibit 99.1

Important Disclosures
Forward-Looking Statements
These materials contain various forward-looking statements that are based on assumptions and describe our future plans and strategies and our expectations.
These forward-looking statements are generally identified by words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to the possibility that the potential private placement transaction referred to herein will not be completed within the time frame anticipated or at all; continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; our ability to implement our acquisition strategy and the applicability of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions to us; the credit risks of lending activities, which may be affected by further deterioration in the real estate market, may lead to decreased loan delinquencies, losses and nonperforming assets in our loan portfolios, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market area; changes in the levels of general interest rates, and the relative differences between short-
and long-term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; results of examinations of us by the Office of Thrift
Supervision or by other regulatory authorities, including our compliance with our Memorandum of Understanding and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; the network and computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; adverse changes in the securities markets; earthquake, fire or other natural disasters affecting the condition of real estate collateral; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services and the other risks described as detailed in the Company’s reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Important Disclosures (Cont’d)
Financial Projections
This presentation contains projections of financial performance. Such projections are, by nature, based on anticipating future events that cannot be predicted with accuracy and there is no assurance that the projections can or will be achieved. Such projections are also based on certain assumptions made at the time such projections were formulated and may not necessarily be updated for any subsequent developments.  Actual results will be dependent upon a number of factors that are beyond the control of the Company and the Bank. Accordingly, the projections should not be viewed as an estimate, prediction or representation as to future results and should not be relied on in making an investment decision. Actual results may differ substantially from the projections. The information contained in this document is for information purposes only and based solely on information and data supplied by the Company and other third party sources. While the information contained in this document is based on sources believed to be reliable, neither the Company nor its representatives have independently verified the facts, assumptions, and estimates contained in this document. Accordingly, no representation or warranty, expressed or implied, is made to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information and opinions contained in this document. Investment results may vary substantially over time and from period to period based on many factors and an investor could lose its entire investment. Past performance is not necessarily indicative of future performance. Prospective investors should consult with their financial, legal, and tax advisors before making any investment decisions.
Additional Information

The potential private placement transaction referred to herein will involve the sale of securities of the Company in a transaction that will not be registered under the
Securities Act of 1933, as amended, and will be subject to the resale restrictions thereunder. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
As used herein, the “Company,” “we,” “us” and “our” refer to First PacTrust Bancorp, Inc. and the “Bank” refers to Pacific Trust Bank, a wholly owned subsidiary of the Company.

Ranking for Largest Community Bank Franchises in San Diego by Assets *
NAME (CHARTER TYPE) 12/31/2007 12/31/2008 12/31/2009
MOST
RECENT
California Bank & Trust (STATE) 1 1 1 1
Pacific Western Bank (STATE) 2 2 2 2
Imperial Capital Bank (STATE) 3 3 FAIL FAIL
La Jolla Bank (FEDERAL) 4 4 3 FAIL
San Diego National Bank (FEDERAL) 5 5 FAIL FAIL
Bank of Internet USA (FEDERAL) 6 6 4 3
PACIFIC TRUST BANK (FEDERAL) 7 7 6 5
Torrey Pines Bank (STATE) 8 8 5 4
1st Pacific Bank of California (STATE) 9 10 9 FAIL
Metro United Bank (STATE) 10 9 7 6
Regents Bank (FEDERAL) 11 12 10 7
Silvergate Bank (STATE) 12 11 8 8
Balboa Thrift and Loan Association (STATE) 13 13 12 11
Discovery Bank (STATE) 14 16 NA NA
Security Business Bank of S.D. (STATE) 15 14 13 12
Home Bank of California (STATE) 16 17 14 15
California Community Bank (STATE) 17 15 11 10
Neighborhood National Bank (FEDERAL) 18 18 16 14
San Diego Trust Bank (STATE) 19 NA 15 13
Rancho Santa Fe Thrift & Loan (STATE) 20 20 NA NA
Borrego Springs Bank (FEDERAL) NA 19 20 16
San Diego Private Bank (STATE) NA NA 17 17
First Business Bank (FEDERAL) NA NA 18 18
Seacoast Commerce Bank (STATE) NA NA 19 19
Coronado First Bank (STATE) NA NA NA 20
Deep Community Roots
Chartered by the U.S. Office of Thrift Supervision
Insured by the FDIC
Founded in 1941 with 69 years of continuous operations
(public since 2002)
Former credit union for Rohr, Inc.
99 employees and 18,000 depository relationships
Valuable Branch Network
9 banking locations, including 6 full service branches
Member of CU Service Center Network with over 4,100
shared branch locations throughout the U.S.
1.12% cost of deposits as of 9/30/10 with no brokered funds
Disciplined Credit Team
Average FICO score at origination of 739 (as of 12/31/09)
Average LTV at origination of 58% (as of 12/31/09)
No construction or subprime loans and limited land loans
Attractive Assets
84% of loan portfolio is 1-4 unit residential mortgages
Mortgages focused in beach cities throughout the San Diego
area (i.e., La Jolla, Coronado, Rancho Santa Fe, Del Mar
and Carlsbad)
Approximately 1,000 residential mortgage loans (Average
size $600,000) (as of 12/31/09)
6% home price appreciation in San Diego since 12/31/09
Positioned for Growth
Balance sheet is strong with capacity to originate meaningful volumes of commercial real estate and small business (C&I)
loans
Growth plans are complimentary with regulatory goals
San Diego’s Largest Federally Chartered Community Bank
*Source:  FDIC Website as of 6/30/2010.

First PacTrust Announced Transformational Private
Placement To Pursue Growth
Enhanced management team better enables the
Bank to pursue a robust commercial banking
strategy, expanding into more profitable loan
categories (i.e. CRE, C&I) and business lines (i.e.
small business banking, servicing, asset
management, secondary portfolio acquisitions)
Gregory Mitchell, former CEO of California National
Bank, to assume role as CEO of First PacTrust
following the closing of the private placement (Q4
2010)
Bank planning to hire following roles/positions:
chief retail officer, chief administrative officer, loan
and core deposit production personnel, a
commercial lending team, a risk officer, and capital
markets personnel
Through the infusion of $60 million at
$11.00 per share and the introduction of
additional management support, Pacific
Trust Bank should strengthen its market
position in San Diego and expand its
footprint throughout Southern California
Failures of San Diego National Bank,
Imperial Capital Bank, 1 Pacific Bank of
California and La Jolla Bank have
provided a significant void in the San
Diego community banking market while
failures and distress in Orange and Los
Angeles counties provide additional
growth opportunities
Distress and lack of core profitability
experienced by subscale community
banks in Southern California presents
attractive acquisition candidates
Proceeds of the recapitalization expected to be
used to repay TARP and pursue growth in the
Bank’s target markets
Strong regulatory capital ratios along with
enhanced management team better position the
Bank for robust organic growth and other strategic
opportunities, including acquisitions
Enhance Management Team Growth Capital The First PacTrust Opportunity
Private Placement Overview
Offering Size:      $60 million
Price:                    $11.00 / share  (58.5% of current tangible book)
(78.5% of pro forma tangible book)
Lead Investors:  TCW Shared Opportunity Fund V, COR Capital LLC
Anticipated Completion:
4th
Quarter 2010
st

First PacTrust Has A Three-Part Growth Strategy
Strengthen management and
commence growth strategy within
the Bank’s primary footprint
Locate and open new retail
banking locations and staff
with well known community
bankers to attract core
deposits
Enhance loan and deposit
product set
Establish high quality C&I
and community banking
relationships
Diversify portfolio and prudently
deploy capital by originating high
quality commercial real estate and
C&I loans
Very high market demand
with limited supply of
lenders in Southern
California
Strengthens balance sheet
and reduces concentration
risk
1. Organic Growth
Selectively explore traditional
acquisitions
Focus on banks with the
following characteristics
Privately held or limited
trading liquidity
Subscale (< $1.5 billion
in assets)
Broken business
models
Strategic benefits to franchise
development
Markets
Products
People
2. Traditional M&A
Pursue strategic transactions
with FDIC assistance
FDIC will typically provide
downside protection for
approximately 80% of certain
loan losses
Right to assume or rescind all
contracts of the failed bank (i.e.
leases)
Focus on smaller banks (i.e.,
$500 million in assets and less)
in attractive markets
FDIC’s troubled list is currently
over 800 banks
3. FDIC-Assisted M&A

• $14.01 Tangible Common Equity per share
• $135.9 million Tangible Common Equity (1)
• 20.29% Tier 1 Risk-Based (est) (3)
• 21.54% Total Risk-Based (est) (3)
• $107 million market cap ($11.00 stock price)
• Growth targets emphasizing diversification into CRE
and C&I loans
• Ability to secure performing loan portfolios from
distressed sellers
• Pacific Trust Bank plans to expand its management
team to include a group led by Gregory Mitchell, a
former regulator, investment banker and most recently
CEO of California National Bank
• 4.5% target net interest margin from improving mix of
loans and deposits
• Target after-tax 15% ROE and 1.5% ROA
• Increase DDA and other core accounts through de
novo branching and hiring of skilled community
bankers focused on building out commercial banking
strategy
• Enhance liquidity
ASSETS
CAPITAL
MANAGEMENT
• $18.79 Tangible Common Equity per share (1)
• $78.4 million Tangible Common Equity (1)
• 12.90% Tier 1 Risk-Based
• 14.15% Total Risk-Based
• $50 million market cap
• $704.7 million loan portfolio
• 2.49% Reserves / Loans
• 2.9% NPL / Assets (2)
• 84% of loans 1-4 unit residential mortgages
• Since its formation in 1941 (and its 2002
conversion to a publicly traded thrift), Pacific Trust
Bank has maintained a solid and disciplined
approach to lending
• Net interest margin 4.13% for the quarter ended
9/30/2010
• 2010  YTD core (pre-tax, pre-provision) earnings
estimate $15.8 million; est. core earnings ROE
19.8%, est. core earnings ROA 1.83% (1)
• 1.8% dividend yield at price in private placement
• $685 million retail deposits
• No brokered deposits
• 1.12% cost of deposits
• $111 million in cash and securities
As of 9/30/10 Pro Forma
Pacific Trust Bank’s CAMEL Summary
EARNINGS
LIQUIDITY
(1) See “Non-GAAP Financial Information.” Core earnings projection per 8-K released on July 27, 2010.
(2) Excluding TDRs.
(3) Pro forma capital ratios shown above represent levels if all proceeds are downstreamed to the Bank; however, current plans include $11.0 million in proceeds to be downstreamed to the Bank upon close of the transaction with the remaining proceeds to stay at the holding company.  The additional proceeds will be downstreamed to the Bank as necessary.

Third Quarter Highlights
Company reported net income of $3.0 million and
EPS of $0.66
Net interest margin increased to 4.13%, up from
3.45% in the second quarter
Cost of deposits down to 1.12%
Loan loss provision for the quarter decreased to
$781k from $5.6 million the previous quarter
Core earnings of $12.9 million YTD
Efficiency ratio of 44.8%
Return on average assets of 1.40%
Tangible book value per share increased to
$18.79 / share
Net REO balance decreased to $7.8 million from
$8.3 million the preceding quarter
Non-performing loans have decreased to $25.4
million from $29.3 million the preceding quarter
Reserve levels as a % of loans increased to
2.49% despite significant decrease in the loan
loss provision
Income Assets

Bank’s Primary Market Area Recovering
(1) Source: S&P Case Shiller Home Price Index for San Diego County.
First PacTrust’s primary market area of San Diego has exhibited strong recovery rates in home prices.
Leading Southern
California recovery
3 highest home
price increase (14%)
since 2009 as
measured by S&P
Case Shiller Home
Price index
Stable economy with
vast and growing
military presence and
robust tech industry
San Diego Market
San Diego County Home Prices
(1)
0%
20%
40%
60%
80%
100%
120%
140%
160%
2003 2004 2005 2006 2007 2008 2009 2010
2003 2004 2005 2006 2007 2008 2009
58% Avg LTV
2009: 112%
2003: 100%
2008: 94%
2004: 76%
2007: 71%
2005: 67%
2006: 66%
rd

Current Stock Price Relative to Peers
FPTB’s offering price is at a significant discount to peers at 3.0x core earnings and 59% of current tangible book value.
(1)  Source: SNL.  Core earnings defined as pre-tax, pre-provision earnings and 2010 projection is per 8-k released on July 27, 2010. Stock prices as of 10/22/10.
Market Valuation of Comparable Banks
(1)
Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009
Company Name Ticker State
Stock
Price TBV
Price /
TBV
2010E Core
Earn's ($mm) Core P/E
Tower Bancorp, Inc. TOBC PA 22.19 $21.06 105% $19.2 8.2x
Orrstown Financial Services, Inc. ORRF PA 25.00 17.20 145% 32.7 6.1
Univest Corporation of Pennsylvania UVSP PA 19.09 12.99 147% NA NA
First of Long Island Corporation FLIC NY 25.13 17.61 143% 26.2 8.3
CNB Financial Corporation CCNE PA 13.77 8.75 157% 19.9 8.4
Lakeland Financial Corporation LKFN IN 19.12 14.99 128% 61.3 5.0
Sterling Bancorp STL NY 9.26 6.17 150% 41.4 6.0
MidSouth Bancorp, Inc. MSL LA 13.61 11.00 124% 11.1 11.9
Bank of Commerce Holdings BOCH CA 3.81 4.71 81% 18.3 3.5
Pacific Continental Corporation PCBK OR 8.80 8.15 108% 23.2 7.0
Washington Banking Company WBCO WA 13.74 8.98 153% 29.1 7.2
CenterState Banks, Inc. CSFL FL 8.60 7.64 113% 18.4 14.0
Cardinal Financial Corporation CFNL VA 10.18 7.33 139% 41.2 7.1
Average 130% 7.7x
Median 139% 7.2
First Pacific Trust (Offering Price)
Status Quo TBV FPTB CA $11.00 $18.79 59% $15.8 3.0x
Pro Forma TBV 11.00 14.01 79%

Transaction Improves Bank’s Capital Markets Exposure
PRE RECAPITALIZATION
1.  Limited Information to Investor Community
No analyst coverage
No earnings conference calls
2.  Limited Trading Liquidity
Limited trading liquidity which reduces the Bank’s
appeal to larger investors
Stock trades at a liquidity discount
Limited capital markets activities
3.  Limited Growth Capital and Capabilities
With its historical capital levels and strategic focus,
the Bank has not been perceived as a high growth
institution or market consolidator
Absence of robust commercial real estate or C&I
lending  capabilities has created market perception of
Bank as an SFR portfolio lender, unable to take
advantage of lending opportunities
First PacTrust is addressing each of these issues and seeks to narrow its valuation gap from its peers evidenced by the enhanced trading volume and information to the investor community to-date.
POST RECAPITALIZATION
1.  Enhanced Information to Investor Community
Pursue sell-side analyst coverage and increase
investor communications. For instance, analyst
research coverage initiated by Baird & Co. (OW, $15
PT)
2.  Enhanced Trading Liquidity
Recap will more than double the Bank’s share count
and increase liquidity.  For instance, month-to-date
average daily volume is over 70,000 shares
compared to 5,900 shares traded YTD preceding
announcement of transaction
3.  Enhanced  Growth Capital and Capabilities
With an over-capitalized balance sheet and an
enhanced management team, the Bank is in a better
position to take advantage of market opportunities
It is expected that the new management personnel
will bring significant CRE and C&I lending and risk
management capabilities

Appendix 12

Franchise Map and Branches Chula Vista Main Branch Chula Vista Admin Center El Cajon Branch Balboa Branch Rancho Bernardo Branch Temecula Branch Riverside Branch Chula Vista Riverside Mini Branches 13

Pacific Trust Bank Loan Composition
Pacific Trust Bank’s loan portfolio consists predominantly of 1-4 family loans making up 84% of the
Bank’s gross loans.
Loan Locations
Loan Breakdown as of 9/30/10
Construction
0.0%
Consumer
1.6%
C&I
0.1%
1-4 Family
83.7%
Multi Family
4.8%
Commercial RE
7.4%
Land
2.5%

Strong Capital Position
First PacTrust’s capital ratios exceed “well-capitalized” levels and will be further enhanced due to the private placement.
Regulatory Ratios
5.00%
6.00%
10.00%
9.24%
9.80%
12.90%
14.15%
14.59%
20.29%
21.54%
15.10%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
15.0%
17.5%
20.0%
22.5%
25.0%
Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Total Risk-Based Captial TCE Ratio
Well Capitalized Min Status Quo Pro Forma
Note:  Ratios as of 9/30/10. Pro forma capital ratios shown above represent levels if all proceeds are downstreamed to the Bank; however, current plans include  $11.0 million in proceeds to be downstreamed to the Bank upon close of the transaction with remaining proceeds to stay at the holding company.  The additional proceeds will be downstreamed to the
Bank as necessary.

Non-Performing Asset Overview
(1) Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.
(2) Net NPL Exposure is NPLs net of loan loss reserves and tax adjustment.
Of the $58.1 million in NPAs, nearly 43% are TDRs and the $7.8 million in REOs consist of 6 properties.
(1)
Non-Performing Asset Analysis
Current Non- Non- Loan Loss Tax Net NPL
Perf Assets TDRs OREOs Perf Loans Reserves Adjustment Exposure
(2)
$5.0m
($3.6m)
($17.6m)
(2.01%)
$25.4m
3.34%
($7.8m)
(0.94%)
($24.9m)
(2.75%)
$58.1m
7.02%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0

Non-Performing Loans (NPLs)
Pacific Trust Bank  has 37 credits that
are currently non-performing for a total
balance of $25.4 million
Pacific Trust Bank completes an
impairment analysis on all non-
performing loans  and establishes
reserves or completes charge-offs to
reduce the net carrying value of each
asset  to no more than 90% of the most
recent value
Non-Performing Loans (NPLs)
Loan Type
# of
Loans Book Value
Average Loan
Size
1-4 Family Subtotal 25 15,536,740 621,470
Multi-Family Subtotal 6 1,976,639 329,440
CRE Subtotal 1 1,392,107 1,392,107
C&I Subtotal - - -
Land Subtotal 3 6,461,700 2,153,900
Other Subtotal 2 6,364 3,182
Total 37 25,373,550 685,772
Note:  Troubled debt restructurings not included, however, see next slide for breakdown.

Troubled Debt Restructurings (TDRs)
Pacific Trust Bank has completed
troubled debt restructurings (TDRs)
for 28 properties valued at $24.9
million
Most TDRs are performing as
agreed, however, they must do so
for 6-12 consecutive months in
order to be removed from the NPA
category
All TDRs have been recently
appraised with net loan balance
(net of specific reserves or charge-
offs) of no more than 90% of
appraised value
Non-Performing Loans (NPLs)
Loan Type
# of
Loans Book Value
Average Loan
Size
1-4 Family Subtotal 20 10,309,914 515,496
Multi-Family Subtotal 2 8,501,677 4,250,839
CRE Subtotal - - -
C&I Subtotal - - -
Land Subtotal 3 5,948,400 1,982,800
Other Subtotal 3 150,256 50,086
Total 28 24,910,247 889,652

OREOs
Pacific Trust Bank holds 6 OREO assets with a net value
of $7.8 million
5 REO assets are for SFR (all have been appraised in
2010)
4 SFR are located in San Diego and 1 is located in
Rancho Santa Fe
2 SFR are currently in escrow to be sold, an
another one is leased through May 2011
1 REO asset is a construction loan
Asset has been charged-off / reserved to a level
equal to 36% of the bank’s initial loan amount
All OREO is carried  at
levels no more than 90%  of
the most recent appraised
value.

Securities Overview
Investment Portfolio @ 09/30/2010 Lowest Maturity Est. Avg Original Coupon Par/Principal Purchase Book Current
CUSIP # Investment Rating Date Life Face Value Rate Value Price Yield Book Value
Pacific Trust Bank Security Portfolio (Bank)
Government/Agency Securities:
3128X7MN1 FHLMC Note AAA 05/05/2011 0.6 Years 5,000,000 3.500% 5,000,000 104.2180 1.372% 5,062,747
Total Government/Agency Notes 5,000,000 3.500% 5,000,000 1.372% 5,062,747
Mortgage-Backed Securities:
22944BDK1 CSMC 2007-5 7A2 BBB 10/25/2024 3.5 Years 2,300,000 5.000% 1,223,668 97.0000 5.943% 1,186,958
02640CAE5 AGFMT 2009-1 A5 AA 09/25/2048 2.8 Years 5,000,000 5.750% 5,000,000 102.0000 5.001% 5,094,478
76110HTX7 RALI 2004-QS7 A3 AAA 05/25/2034 2.7 Years 2,000,000 5.500% 1,152,685 100.6250 5.208% 1,159,322
05948KCR8 BOAA 2003-5 2A1 A 07/25/2018 3.0 Years 3,800,000 5.000% 1,027,453 100.6250 4.730% 1,033,491
12667FU45 CWALT 2005-J1 4A1 B+ 08/25/2017 2.2 Years 20,000,000 6.000% 2,364,034 100.9063 5.474% 2,384,827
74958EAA4 RFMSI 2006-S12 1A1 B+ 12/25/2021 2.8 Years 5,160,000 5.500% 1,483,021 102.1563 4.093% 1,514,337
12643CCA7 CSMC 2010-1R 17A1 AAA 06/27/2036 0.7 Years 3,758,000 4.750% 2,749,287 101.2500 1.928% 2,767,931
2254W0PE9 CSFB 2005-11 8A1 B 12/25/2035 1.4 Years 3,000,000 5.250% 1,463,863 97.5000 6.322% 1,432,647
12643CGA3 CSMC 2010-1R 49A1 AAA 07/27/2036 1.2 Years 2,559,000 4.750% 2,118,160 101.3750 2.508% 2,136,766
46633PAJ1 JPMRR 2009-7 5A1 AAA 02/27/2037 2.0 Years 3,335,000 6.000% 2,652,886 98.1406 6.547% 2,607,553
74928QAT3 RBSSP 2009-9 8A4 AAA 10/26/2037 2.7 Years 1,296,444 6.000% 1,115,909 95.1875 7.812% 1,066,740
12642JCG0 CSMC 2009-11R 3A1 AAA 10/26/2037 2.6 Years 4,990,000 6.500% 3,962,975 96.9375 7.778% 3,848,657
92922F4A3 WAMU 2005-AR14 1A1 BB- 12/25/2035 0.7 Years 4,050,000 4.771% 977,351 81.5000 13.401% 853,451
07384YMB9 BSABS 2003-AC5 A2 AAA 10/25/2033 4.8 Years 11,460,000 5.000% 2,522,618 83.2500 8.382% 2,114,770
05955EAK9 BAFC 2009-R4A 2A4 AAA 07/26/2035 1.4 Years 2,910,438 5.250% 1,342,058 87.5000 9.757% 1,214,191
74928FAD2 RBSSP 2009-3 1A4 AAA 11/26/2035 1.2 Years 3,000,000 5.500% 1,607,486 86.7500 9.482% 1,434,188
74928EAC7 RBSSP 2009-2 2A1 AAA 05/26/2036 1.4 Years 5,000,000 5.500% 3,133,116 89.2500 11.453% 2,822,240
12667GQS5 CWALT 2005-20CB 4A1 B- 07/25/2020 3.3 Years 12,000,000 5.250% 4,432,339 81.5000 12.044% 3,670,692
743873BK6 PFMLT 2005-2 1A1A BB- 10/25/2035 6.3 Years 9,000,000 2.820% 2,347,782 78.7500 10.142% 1,851,873
74928DAG0 RBSSP 2009-1 4A1 AAA 10/26/2035 1.1 Years 2,500,000 5.500% 1,218,327 90.5000 10.683% 1,135,481
12669D2Z0 CWHL 2003-HYB2 2A1 AAA 07/19/2033 2.0 Years 20,000,000 3.964% 1,664,899 81.0000 10.535% 1,350,411
05954XAJ1 BAFC 2008-R3 3A4 AAA 01/25/2037 2.1 Years 6,000,000 6.000% 4,309,242 87.8125 10.455% 3,864,017
32051GFV2 FHAMS 2005-FA1 2A1 B+ 02/25/2020 3.5 Years 22,376,000 5.000% 8,355,534 81.8750 11.212% 6,989,137
863576CE2 SASC 2005-6 4A1 B 05/25/2035 3.6 Years 6,595,000 5.000% 2,514,862 69.5000 13.633% 1,761,574
Total Non-Agency CMOs/REMICs 162,089,882 5.296% 60,739,555 8.262% 55,295,731
38374VQ77 GNR 2009-50 A AAA 08/20/2036 1.2 Years 9,950,000 5.500% 6,051,177 104.5625 2.400% 6,298,346
31358LV94 FNMA REMIC 1992-30 F AAA 03/25/2022 3.4 Years 2,000,000 0.781% 3,144 99.9688 0.786% 3,144
362095HK0 GNMA 62334 AAA 07/15/2013 0.8 Years 100,000 12.000% 379 100.0000 12.000% 379
Total Agency MBS/CMO/REMICs 12,050,000 5.498% 6,054,699 2.400% 6,301,869
Total Mortgage Backed Securities 5.314% 66,794,254 7.662% 61,597,600
Total Negotiable Securities 5.188% 71,794,254 7.185% 66,660,347
First Pactrust Bancorp Securities Portfolio (Holding Company)
Re-REMIC Accural Tranches:
05955EAJ2 BAFC 2009-R4 2A3 NR 07/26/2035 3.0 Years 359,718 5.250% 390,812 0.5000 0.000% 0
74928FAC4 RBSSP 2009-3 1A3 NR 11/26/2035 3.3 Years 409,090 5.500% 444,187 0.5000 0.000% 0
74928EAD5 RBSSP 2009-2 2A2 NR 05/26/2036 3.7 Years 1,896,551 5.500% 2,077,977 0.5000 0.000% 0
74928DAH8 RBSSP 2009-1 4A2 NR 10/26/2035 2.7 Years 277,777 5.500% 305,768 0.5000 0.000% 0
05954XAN2 BFAC 2008-R3 3A3 NR 01/25/2037 10.4 Years 3,230,769 6.000% 3,605,405 0.5000 0.000% 0
Total Re-REMIC Z Tranches 6,173,905 5.750% 6,824,148 0.000% 0
Total Mortgage Backed Securities 5.750% 6,824,148 0.000% 0
Total Negotiable Securities 5.750% 6,824,148 0.000% 0

Non-GAAP Financial Information
This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, tangible common equity per share and core (pre-tax, pre-provision) earnings.
Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders’ equity and excluding any intangible assets (of which we currently have none) from assets.  We believe that this is consistent with the treatment by the Office of Thrift Supervision, our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.
Core (pre-tax, pre-provision) earnings are calculated by adding provision for loan losses to income before income taxes.
Management believes that presenting core (pre-tax, pre-provision) earnings is useful in assessing our core performance and trends, particularly during periods of economic stress.
Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.
The following table presents a reconciliation of tangible common equity to stockholders’ equity (dollars in thousands):
As of 9/30/10 Pro Forma
(1)
Stockholders’ equity: $ 98,867 $ 135,869
Less: Intangible assets 0 0
Tangible equity 98,867 135,869
Less: Preferred equity (19,123) 0
Tangible common equity $ 79,744 $ 135,869
Non-GAAP Financial Information
(1) Giving effect to estimated net proceeds from private placement of $56.15 million.  Assumes net proceeds used in part to redeem TARP preferred stock.

The following table presents a reconciliation of tangible common equity per share to stockholders’ equity per share:
As of 9/30/10 Pro Forma
(1)
Stockholders’ equity per share: $ 23.29 $ 14.01
Less: Effect of intangible assets 0.00 0.00
Tangible equity per share 23.29 14.01
Less: Preferred equity (4.50) 0.00
Tangible common equity per share $ 18.79 $ 14.01
Non-GAAP Financial Information (Cont.)
(1) Giving effect to estimated net proceeds from private placement of $56.15 million.  Assumes net proceeds are used in part to redeem TARP preferred stock.

The following table presents the derivation of the estimated return on equity (ROE) utilizing the estimated 2010 core earnings and the September 30, 2010 equity balance:
2010 projected core earnings
(1)
$15.765m
Equity as of September 30, 2010 $79.7m
Core Earnings ROE 19.8%
The following table presents the derivation of the estimated return on assets (ROA) utilizing the 2010  estimated core earnings and the September 30, 2010 asset balance:
2010 projected core earnings
(1)
$15.765m
Assets as of September 30, 2010 $862.7m
Core Earnings ROA 1.83%
Non-GAAP Financial Information (Cont.)
(1) Core earnings projection per 8-K released on July 27, 2010. See footnote 2 on prior page.